                                                                    EXHIBIT 10.2

                                 TRUST AGREEMENT

                                       FOR

               THE MEN'S WEARHOUSE, INC. 401(K) SAVINGS PLAN TRUST

                                                                               .
                                                                               .
                                                                               .

                                 TRUST AGREEMENT

                                       FOR

               THE MEN'S WEARHOUSE, INC. 401(K) SAVINGS PLAN TRUST

                                TABLE OF CONTENTS

PURPOSE AND DEFINITIONS                                                          1

ARTICLE I       TRUST FUND                                                       2
       1.1      TITLE                                                            2
       1.2      TRUST FUND                                                       2
       1.3      TAX STATUS OF TRUST                                              2
       1.4      APPOINTMENT OF AND ACCEPTANCE BY TRUSTEE                         3
       1.5      ADMINISTRATOR SHALL DIRECT TRUSTEE                               3
       1.6      SIGNING AUTHORITY; TRUSTEE'S RELIANCE                            3
       1.7      ACCEPTANCE OF ASSETS                                             3
       1.8      FUNDING POLICY                                                   3

ARTICLE II      INVESTMENTS                                                      4
       2.1      TITLE TO ASSETS                                                  4
       2.2      ADMINISTRATOR AUTHORITY                                          4
       2.3      MEMBER DIRECTION WITHIN SPONSOR SELECTED
                INVESTMENT OPTIONS                                               4
       2.4      INDEPENDENT INVESTMENT MANAGER                                   5
       2.5      TRUSTEE INVESTMENT AUTHORITY                                     5
       2.6      SPONSOR STOCK                                                    6
       2.7      PROXIES AND OTHER INCIDENTS OF OWNERSHIP                         7
       2.8      INSURANCE PRODUCTS                                               9
       2.9      MEMBER LOANS                                                     9

ARTICLE III     TRUSTEE'S POWERS                                                10
       3.1      GENERAL TRUSTEE'S POWERS                                        10
       3.2      ADDITIONAL POWERS                                               12
       3.3      ADMINISTRATOR/SPONSOR DIRECTIONS                                13

ARTICLE IV      TRUSTEE'S DUTIES                                                14
       4.1      POWERS SUBJECT TO DUTIES                                        14
       4.2      RECORDS                                                         14
       4.3      ACCOUNTS                                                        14
       4.4      VALUATION OF SPECIAL ASSETS                                     14
       4.5      REPORTS                                                         15
       4.6      DIRECTIONS TO TRUSTEE                                           15
       4.7      AUTHORIZED REPRESENTATIVE                                       15
       4.8      WIRE TRANSFERS                                                  15

ARTICLE V       RESTRICTIONS ON DISTRIBUTION                                    16
       5.1      PERSONS TO RECEIVE PAYMENT                                      16
       5.2      ASSIGNMENT AND ALIENATION PROHIBITED                            16
       5.3      QUALIFIED DOMESTIC RELATIONS ORDERS                             17

ARTICLE VI      RESIGNATION, REMOVAL AND SUCCESSION                             17
       6.1      RESIGNATION OR REMOVAL OF TRUSTEE                               17
       6.2      DESIGNATION OF SUCCESSOR TRUSTEE                                17
       6.3      SUCCESSOR'S POWERS                                              17
       6.4      SUCCESSOR'S DUTIES                                              18

ARTICLE VII     AMENDMENT                                                       18
       7.1      POWER TO AMEND                                                  18
       7.2      LIMITATION ON AMENDMENT                                         18
       7.3      CONFORMITY WITH LAW                                             18

ARTICLE VIII    LIABILITIES                                                     18
       8.1      DECLARATION OF INTENT                                           18
       8.2      GENERAL LIMITATIONS OF LIABILITY                                19
       8.3      LIABILITY OF THE TRUSTEE                                        19
       8.4      INDEMNIFICATION                                                 20

ARTICLE IX      DURATION AND TERMINATION                                        20
       9.1      IRREVOCABILITY                                                  20
       9.2      TERMINATION                                                     20
       9.3      DURATION                                                        21

ARTICLE X       MISCELLANEOUS                                                   21
       10.1     EMERGENCIES AND OTHER DELEGATIONS                               21
       10.2     EXPENSES AND TAXES                                              21
       10.3     PARTIES TO PROCEEDINGS                                          22
       10.4     ADOPTION BY AFFILIATED EMPLOYER                                 22
       10.5     PARTICIPATION BY AFFILIATES                                     22
       10.6     WITHDRAWAL OF AN AFFILIATE                                      22
       10.7     MULTIPLE PLANS                                                  22
       10.8     SUCCESSOR SPONSOR                                               22
       10.9     LOCATING MEMBERS AND BENEFICIARIES                              23
       10.10    USE OF TRUST FUNDS                                              23
       10.11    LOCATION OF TRUST ASSETS                                        23
       10.12    PARTIAL INVALIDITY                                              23
       10.13    COUNTERPARTS                                                    24
       10.14    SUCCESSORS AND ASSIGNS                                          24
       10.15    RELATION TO THE PLAN                                            24
       10.16    CONSTRUCTION AND JURISDICTION                                   24

       10.17    ALTERNATE DISPUTE RESOLUTION                                    24
                SIGNATURE PAGE                                                  25

                                 TRUST AGREEMENT
                                       FOR
               THE MEN'S WEARHOUSE, INC. 401(K) SAVINGS PLAN TRUST

This Trust Agreement (the "Trust Agreement") is made by and between The Men's Wearhouse, Inc. (the "Sponsor"), sponsor of The Men's Wearhouse, Inc. 401(k) Savings Plan (the "Plan"), and Union Bank of California, N.A., a national banking association ("Union Bank of California" or the "Trustee"), and shall be effective on the Trustee's receipt of Plan assets to be held in trust hereunder.

WHEREAS, the Sponsor has previously established a trust to fund benefits under the Plan (the "Trust"); and

WHEREAS, the Sponsor desires to amend and restate the Trust and to continue the Trust with Union Bank of California as the trustee of the Trust.

NOW, THEREFORE, for the consideration set forth herein, the parties agree as follows:

                             PURPOSE AND DEFINITIONS

The Sponsor has adopted the Plan for the exclusive benefit of certain of its employees ("Members") and their beneficiaries ("Beneficiaries"). The Plan provides that, from time to time, cash and other assets shall be contributed to the Trust by the Sponsor to be held and administered as a trust for the uses and purposes of the Plan. Subject to specific conditions set forth in this Trust Agreement, the Trustee agrees that it will hold in trust and will invest cash and other property of the Plan received by and administratively acceptable to the Trustee (the "Trust Assets" or the "Trust Fund") and will administer such Trust Assets in accordance with the amended and restated terms and conditions of the Trust stated below. The Trustee shall have no liability or responsibility for any Plan assets not received by the Trustee. The Sponsor intends that the Plan shall qualify under section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Trust shall constitute a part of the Plan, and continue its tax exempt status under Code section 501.

Incorporation of Definitions Used in the Plan. Unless otherwise defined herein, the definitions stated in the Plan are hereby incorporated by reference into this Trust Agreement.

Definitions:

         (a) "Administrator" shall mean the committee appointed by the Board of Directors of the Sponsor that is responsible for the administration of the Plan.

         (b) "Business Day" shall mean a day of the week during which both the Trustee and the New York Stock Exchange is open for business.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

         (d) "Directing Party" shall mean the person with the power to direct investments.

         (e) "Employer" or "Employers" means the Sponsor, K&G Men's Company, Inc., a Delaware corporation, TMW Purchasing LLC, a Delaware limited liability company, TMW Marketing Company, Inc., a California corporation, The Men's Wearhouse of Texas LP, a Delaware limited partnership, TMW Merchants LLC, a Delaware limited liability company, The Men's Wearhouse of Michigan, Inc., a Delaware corporation, Twin Hill Acquisition Company, Inc., Eddie Rodriguez Company, Inc., a Delaware corporation, TMW Ventures, Inc., a Delaware corporation, TMW Finance LP, a Delaware limited partnership, and any other business organization that adopts the Plan.

         (f) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         (g) "Investment Manager" shall mean a person or entity, other than the Trustee, who is appointed by the Sponsor or Administrator to manage all or a portion of the investments of the Trust Fund.

         (h)      "Plan" shall mean The Men's Wearhouse, Inc. 401(k) Savings
Plan.

         (i) "Sponsor" shall mean The Men's Wearhouse, Inc., a Texas corporation.

         (j)      "Sponsor Stock" shall mean the common stock of the Sponsor.

         (k) "Trustee" shall mean UNION BANK OF CALIFORNIA or its successor in interest, or any successor appointed pursuant to this Trust Agreement.

         (l) "Trust Fund" shall mean the assets held by the Trustee pursuant to this Trust Agreement.

                                    ARTICLE I

                                   TRUST FUND

1.1 Title. The title of the trust created by this Trust Agreement is the Men's Wearhouse, Inc. 401(k) Savings Plan Trust.

1.2 Trust Fund. The Trust Fund shall consist of such sums of money or other property as shall from time to time be paid or delivered to the Trustee pursuant to the Plan, plus all income and gains, less losses, distributions and expenses chargeable thereto. The Trust Fund shall be held in trust and dealt with in accordance with the provisions of this Trust Agreement.

1.3 Tax Status of Trust. The Sponsor intends by this Trust Agreement to create a trust forming a part of the Plan which shall meet the requirements for qualification under section 401(a) of the Code and which shall be exempt from tax pursuant to section 501(a) of the Code.

1.4 Appointment of and Acceptance by Trustee. The Sponsor hereby appoints Union Bank of California as nondiscretionary trustee of the Trust. The Trustee shall function as a directed Trustee as defined in section 403(a) of ERISA. Union Bank of California hereby accepts the Trust imposed upon it by this Trust Agreement and covenants and agrees to perform the same as herein expressed.

1.5 Administrator Shall Direct Trustee. The Sponsor authorizes the Administrator to direct and instruct Trustee as provided in this Agreement.

1.6 Signing Authority; Trustee's Reliance. A duly authorized officer of the Sponsor shall certify in writing to the Trustee the names and specimen signatures of the Administrator, and the Sponsor or Administrator shall notify the Trustee in writing of all those who are authorized to act on behalf of the Sponsor or Administrator (collectively, "Authorized Representative") and give the Trustee their names and specimen signatures, which shall be updated as necessary by the Sponsor or Administrator. The Sponsor or Administrator shall promptly notify the Trustee if any person so designated is no longer authorized to act on behalf of the Sponsor or Administrator. Until the Trustee receives written notice that a person is no longer authorized to act on behalf of the Sponsor or Administrator, the Trustee may continue to rely on the Sponsor's or Administrator's designation of the identity and authority of such person, and any directions given by such Authorized Representative.

1.7 Acceptance of Assets. All contributions or transfers shall be received by the Trustee in cash or in any other property administratively acceptable to the Trustee. The Trust shall consist of the contributions and transfers received by the Trustee, together with the income and earnings from them and any increments to them. The Trustee shall administer the Trust without distinction between principal and income. The Trustee shall have no duty to compute any amount to be transferred or paid to it by the Employer and it shall not be responsible for the collection of any contributions or transfers to the Trust and the Trustee shall have no duty to see that the contributions received comply with the provisions of the Plan, or to see that funds deposited with it are deposited in accordance with the provisions of the Plan.

1.8 Funding Policy. The Administrator shall have the responsibility for establishing and carrying out a funding policy and method, as specified in section 402(b)(1) of ERISA, consistent with the objectives of the Plan and the requirements of ERISA, taking into consideration the Plan's short-term and long-term financial needs. The Administrator shall assure that sufficient liquidity shall be maintained to meet the reasonably anticipated requirements of the Trust Fund for payment of expenses of administration, investment and management, and for distribution of benefits to Members, former Members and Beneficiaries.

The funding and investment policies established by the Administrator may be modified at any time by the Administrator, who shall furnish written notice of any such changes affecting the operation of the Trust to the Trustee.

                                   ARTICLE II

                                   INVESTMENTS

2.1 Title to Assets. The Trustee is vested with title to all the assets of the Trust Fund and shall have full power and authority to do all acts necessary to carry out its duties hereunder. Members, former Members, and Beneficiaries shall not have any right or interest in the Trust Fund except as provided in the Plan. Prior to the time of distribution, neither a Member, former Member, nor a Beneficiary (nor a legal representative of a Member, former Member, or a Beneficiary) shall have any right, by way of anticipation or otherwise, to assign, encumber, or in any manner dispose of any interest in the Trust except as permitted under the Plan or as required by applicable law or directed by a court of competent jurisdiction.

2.2 Administrator Authority. Except as provided below, the Administrator shall have all power over, and responsibility for, the management, disposition, and investment of the Trust Assets, and the Trustee shall comply with proper directions (whether transmitted in writing, electronically, via teletransmission, digitally, or in any other form acceptable to Trustee) of the Administrator concerning those assets. The Administrator shall not issue directions in violation of the terms of the Plan and Trust or prohibited by the fiduciary responsibility rules of ERISA. Except to any extent required by ERISA, or otherwise provided in this Trust Agreement, the Trustee shall have no duty or responsibility to review, initiate action, or make recommendations regarding Trust Assets and shall retain all such assets until directed in writing by the Administrator to dispose of them.

2.3 Member Direction Within Sponsor Selected Investment Options. To the extent the Plan provides for Member, former Member or Beneficiary direction of investments among investment alternatives and their underlying investment vehicles chosen by the Administrator ("Investment Options"), the Member, former Member or Beneficiary shall have full investment authority over the investment of assets allocated to such account (the "Member Directed Account" or "Account") in that the Member, former Member or Beneficiary shall select among the Investment Options. Such Member Directed Accounts are intended to qualify as ERISA section 404(c) accounts. To the extent allowed under the Code, ERISA and applicable regulations thereunder, neither the Employer, the Administrator nor the Trustee shall have any responsibility for monitoring the directions of the Member, former Member or Beneficiary, nor shall they be liable in any manner for investment or other losses or have any other liability for following the directions of the Member, former Member or Beneficiary or any agent designated by them.

The Administrator shall establish uniform and nondiscriminatory rules for the operation of Member Directed Accounts. Member Directed Accounts shall be subject to the provisions of the Plan. The Trustee shall invest in the Investment Options in accordance with investment directions given by the Members, former Members, and Beneficiaries for whose accounts such assets are held, to the extent consistent with its duties under ERISA. All such directions by the Members, former Members, or Beneficiaries to the Trustee will be made in writing or by telephone or in such other manner as is reasonably acceptable to the Trustee. As provided under ERISA section 404(c) and the regulations thereunder, the Trustee, the Employer, and the Administrator will not be liable for any loss, or with respect to any breach of part 4 of Title I of

ERISA, that is the direct and necessary result of the Member's, former Member's, or Beneficiary's exercise of control over a Member Directed Account, and the Trustee will not be liable for failing to invest any assets of the Trust Fund under the management and control of the Sponsor or the Administrator, a Member, a former Member, a Beneficiary or an Investment Manager in the absence of investment directions regarding such assets, so long as the Trustee acts in good faith and in accordance with the responsibilities, obligations and duties placed on it under ERISA. In the absence of directions from a Member, former Member or Beneficiary, the Administrator shall direct the investment of the Member Directed Account. The Trustee shall have no duty or responsibility to review or make recommendations regarding investments made in Investment Options at the direction of the Member, former Member, Beneficiary, Administrator or Employer and that are in accordance with the provisions of the Trust, ERISA and the Code. The Trustee shall not comply with any directions which are contrary to the provisions of the Trust, ERISA or the Code and the Trustee shall not incur any liability to the Member, former Member, Beneficiary, Administrator or Employer for acting in accordance with the provisions of this sentence.

2.4 Independent Investment Manager. The Sponsor or Administrator may appoint one or more Investment Managers as defined in section 3(38) of ERISA to direct the Trustee in the investment of all or a specified portion of the assets of the Trust Fund. The Administrator may also remove any Investment Manager. The Administrator shall promptly notify the Trustee in writing of the appointment or removal of any Investment Manager.

The Administrator shall cause the Investment Manager to acknowledge to the Trustee in writing that the Investment Manager is a fiduciary with respect to the Plan and Trust. If the foregoing conditions are met, the Investment Manager shall have the power to manage, acquire, retain, or dispose of any Trust Assets subject to the Investment Manager's management and direction the Trustee will be obligated to follow the investment directions of the Investment Manager with respect to the assets of the specified portion of the Trust Fund until the Trustee receives written notice that such Investment Manager has resigned or has been removed or replaced by the Sponsor. The Trustee shall not be liable for the acts or omissions of such Investment Manager, or be under an obligation to review the investments of, or to invest or otherwise manage any asset of the Trust that is subject to the management and direction of such Investment Manager. The Investment Manager shall only make directions which are in compliance with the applicable provisions of ERISA and any regulations or rulings issued thereunder. An Investment Manager who engages any investment advisor or investment counselor that it deems necessary or appropriate, may provide that directions concerning the investment and reinvestment of the assets of the Trust Fund under its management and control to be made directly to the Trustee by such advisor or counselor as the Investment Manager's agent; provided, however, that prior to any such direction by the investment advisor or investment counselor, the Trustee receives written notice from the Investment Manager that the directions of such agent will be considered the directions of the Investment Manager and that the Investment Manager will be responsible for the directions of such agent.

2.5 Trustee Investment Authority. The Administrator may also delegate its investment authority to the Trustee for all or part of the Trust. Such delegation must be in writing and delivered to the Trustee. Upon acceptance of such delegation, the Trustee shall have full power and authority to invest and reinvest the portion of the Trust so designated by the Administrator in investments of any kind permitted under this Trust Agreement.

The Administrator is responsible for providing the Trustee with the funding policy and investment guidelines for the Trust, and the Trustee's responsibility for investment of the assets in the portion of the Trust for which Trustee has investment discretion shall be subject to, and is limited by, the funding policy and investment guidelines issued to it by the Administrator, and by the fiduciary standards of ERISA.

To the extent the Trustee is a discretionary Trustee with the power to manage and control all or a portion of the investments of the Trust Fund, it shall invest and reinvest the principal and income with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee acknowledges that it is a fiduciary with respect to Trust Assets for which it is a discretionary Trustee. The Trustee shall be responsible for proper diversification of the Trust only if all of the Plan's assets are subject to the Trustee's management. The Administrator, and not the Trustee, shall be responsible for the funding policy, for overall diversification of Plan assets, and for overall compliance of the Trust with statutory limitations on the amount of the Trust's investment in securities of the Sponsor ("Sponsor Stock").

2.6 Sponsor Stock. The Directing Party may direct investment of up to the entire amount of the Trust Assets over which Directing Party has investment authority into Sponsor Stock if permitted by applicable law. The Directing Party shall not authorize or direct the investment of Trust Assets in Sponsor Stock unless the Administrator is satisfied that the Sponsor Stock are exempt from registration under the Federal Securities Act of 1933, as amended, and are exempt from qualification under the California Corporate Securities Law of 1968, as amended, and of any other applicable blue sky law, or in the alternative that the Sponsor Stock have been so registered and/or qualified. The Administrator shall also specify what restrictive legend on transfer, if any, is required to be set forth on the certificates for the Sponsor Stock and the procedure to be followed by the Trustee to effectuate a resale of such Sponsor Stock. The Directing Party shall not direct the investment in Sponsor Stock if such investment would be prohibited by ERISA. The Directing Party shall only direct the investment of funds into Sponsor Stock if (i) those securities are traded on an exchange permitting a readily ascertainable fair market value, or (ii) the Administrator shall have obtained a current valuation by an independent appraiser, and periodically (but no less frequently than annually) supplies updated independent valuations while the Sponsor Stock remain in the Trust. In determining the value of Sponsor Stock not traded on an exchange on a periodic basis, the Trustee may conclusively rely on the independent appraisal or other form of valuation acceptable to the Trustee and submitted to it by the Administrator.

2.7      Proxies and other Incidents of Ownership.

Funds Other Than Sponsor Stock

The Trustee shall deliver or cause to be delivered, to the Administrator or the designated Investment Manager, all notices, prospectuses, financial statements, proxies and proxy soliciting materials relating to investments, other than Sponsor Stock held hereunder. Except for those Trust Fund assets for which Union Bank of California is the Investment Manager, the Trustee shall not vote any proxy or tender offer election, participate in any voting trust, exercise any option or subscription right or join in, dissent from or oppose any merger, reorganization, consolidation, liquidation or sale with respect to any asset held hereunder except in accordance with the timely written instructions of the Administrator. If no such written instructions are received, such proxies elections and voting trust votes shall not be voted; such options or subscription rights shall not be exercised; and such mergers, reorganizations, consolidation, liquidations or sales shall not be joined, dissented from or opposed.

Sponsor Stock

(a) VOTING OF SPONSOR STOCK. When the Sponsor files preliminary or final proxy solicitation materials with the Securities and Exchange Commission, the Sponsor shall cause a copy of all materials to be simultaneously sent to the Trustee. Based on these materials, the Trustee shall prepare a voting instruction form. At the time of mailing of notice of each annual or special stockholders' meeting of the Sponsor, the Sponsor shall cause a copy of the notice and all proxy solicitation materials to be sent to each Member or former Member with an interest in Sponsor Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the number of full and fractional shares of the Sponsor Stock credited to each Member's or former Member's Account. The Sponsor shall provide the Trustee with a copy of any materials provided to the Members and former Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to the Members and former Members.

         Each Member and former Member with an interest in Sponsor Stock held in the Trust shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the number of shares of the Sponsor Stock reflecting such Member's or former Member's proportional interest in the Sponsor Stock held in the Trust. Directions from a Member or former Member to the Trustee concerning the voting of the Sponsor Stock shall be communicated in writing, or by mailgram or similar means. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the Sponsor must have the safeguarded information in order to comply with federal laws or state laws not preempted by ERISA. Upon its receipt of the directions, the Trustee shall vote the shares of the Sponsor Stock reflecting the Member's or former Member's proportional interest in the Sponsor Stock held in the Trust as directed by the Member or former Member. Except as otherwise provided by law, the Trustee shall vote shares of the Sponsor Stock reflecting such Member's or former Member's proportional interest in the Sponsor Stock held in the Trust for which it has received no directions from the Member or former Member in the same proportion on each issue as it votes those shares for which it received voting directions from Members and former Members. The Trustee shall vote shares of the Sponsor Stock not credited to Members' or former Members' Accounts in the same proportion on each issue as it votes those shares credited to Members' and former Members' Accounts for which it received voting directions from Members and former Members.

         (b) TENDER OFFERS. Upon commencement of a tender offer for any securities held in the Trust that are Sponsor Stock, the Sponsor shall notify each Member and former Member of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to each Member and former Member the same information that is distributed to other stockholders of the Sponsor in connection with the tender offer, and, after consulting with the Trustee, shall provide and pay for a means by which the Member or former Member may direct the Trustee whether or not to tender the Sponsor Stock credited to the Member's or former Member's Accounts. The Sponsor shall provide the Trustee with a copy of any material provided to the Members and former Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to Members and former Members.

         Each Member and former Member shall have the right to direct the Trustee to tender or not to tender some or all of the shares of the Sponsor Stock reflecting his proportional interest in the Sponsor Stock held in the Trust. Directions from a Member or former Member to the Trustee concerning the tender of the Sponsor Stock shall be communicated in writing, or by mailgram or such similar means as is agreed upon by the Trustee and the Sponsor under the preceding paragraph. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Sponsor Stock as directed by the Member or former Member. To the extent that Members or former Members fail to affirmatively direct the Trustee or fail to issue valid directions to the Trustee to tender shares of the Sponsor Stock credited to their Accounts, those Members or former Members will be deemed to have instructed the Trustee not to tender those shares. Accordingly, the Trustee shall not tender shares of Sponsor Stock credited to a Member's or former Member's Accounts for which it has received no directions or invalid directions from the Member or former Member.

         The Trustee shall tender that number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts which is determined by multiplying the total number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts by a fraction of which the numerator is the number of shares of the Sponsor Stock credited to Members' or former Members' accounts for which the Trustee has received valid directions from Members or former Members to tender (which directions have not been withdrawn as of the date of this determination) and of which the denominator is the total number of shares of the Sponsor Stock credited to Members' or former Members' Accounts.

         A Member or former Member who has directed the Trustee to tender some or all of the shares of the Sponsor Stock credited to the Member's or former Member's Accounts may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of the Sponsor Stock not credited to Members' or former Members' Accounts have been tendered, the Trustee shall redetermine the number of shares of the Sponsor Stock that would be tendered under this Section if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts necessary to reduce the amount of tendered Sponsor Stock not credited to Members' or former Members' Accounts to the amount so redetermined. A Member or former Member shall not be limited as to the number of directions to tender or withdraw that the Member or former Member may give to the Trustee.

         A direction by a Member or former Member to the Trustee to tender shares of the Sponsor Stock reflecting the Member's or former Member's proportional interest in the Sponsor Stock held in the Trust shall not be considered a written election under the Plan by the Member or former Member to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Member or former Member from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of the Sponsor Stock tendered from that interest.

         (c) SHARES CREDITED. For all purposes of this Section 2.7, the number of shares of the Sponsor Stock deemed "credited" to a Member's or former Member's Accounts as of the relevant date (the record date or the date specified in the tender offer) shall be calculated by reference to the number of shares reflected on the books of the transfer agent as of the relevant date. In the case of a tender offer, the number of shares credited shall be determined as of a date as close as administratively feasible to the relevant date.

         (d) CONVERSION. All provisions in this Section 2.7 shall also apply to any securities received as a result of a conversion of the Sponsor Stock.

2.8 Insurance Products. The Trustee shall not invest assets of the Trust in insurance products.

2.9 Member Loans. Where loans are made to Plan Members or Beneficiaries ("Member Loans"), all fiduciary duties and responsibilities for administration of the Trust with respect to any Member Loans shall rest with the Administrator or a named fiduciary which shall be appointed by the Administrator (the "Loan Fiduciary"). These duties shall include but not be limited to the review and acceptance or rejection of loan applications, making of the Member Loans, determination of allowable Member Loan amount, the determination of any grace period for delinquent loans in accordance with regulations, after which Trustee shall declare default and issue tax reports, and determination of when to foreclose on collateral securing defaulted loans. Additionally, the Loan Fiduciary shall establish the interest rate to be charged for the Member Loan, the maturity date of the loan, the amount which may be loaned, and the amount of the affected vested account balance which may secure the Member Loan under applicable laws and regulations. In the absence of a formal appointment of a Loan Fiduciary, the Administrator shall be the Plan's Loan Fiduciary. All loan documents shall be prepared by the Trustee upon written direction of the Loan Fiduciary unless otherwise authorized by the Loan Fiduciary and agreed to by the Trustee. The Loan Fiduciary may appoint an agent to perform ministerial duties with respect to the Plan loan program.

                                   ARTICLE III

                                TRUSTEE'S POWERS

3.1 General Trustee's Powers. Except as otherwise provided and subject to any proper direction, applicable limitations in ERISA or other applicable law, the Trustee shall have full power and authority with respect to property held in the Trust to do all such acts, take all proceedings, and exercise all such rights and privileges, whether specifically referred to or not in this document, as could be done, taken or exercised by the absolute owner, including, without limitation, the following:

         (a) To invest and reinvest the Trust Assets or any part thereof in any one or more kind, type, class, item or parcel of property, real, personal or mixed, tangible or intangible; or in any one or more kind, type, class, or item of obligation, secured or unsecured; or in any combination of them (including those issued by the Trustee or any of its affiliates) and to retain the property for the period of time that the Directing Party deems appropriate, despite fluctuations in the market price of the property;

         (b) To acquire and sell options to buy securities ("call" options) and to acquire and sell options to sell securities ("put" options); to enter into commodity contracts, financial futures contracts and foreign exchange contracts and to take appropriate actions in connection with such contracts;

         (c) To buy, sell, assign, transfer, acquire, loan, lease (for any purpose, including mineral leases, and for terms within or extending beyond the life of this Trust), exchange and in any other manner to acquire, manage, deal with and dispose of all or any part of the Trust property, for cash or credit and upon any reasonable terms and conditions;

         (d) To make deposits, within the meaning of section 408(b)(4) of ERISA, with any bank or other financial institution, including any such facility of the Trustee or an affiliate thereof, provided that the deposit in an interest bearing account or a time certificate of deposit bears a reasonable rate of interest;

         (e) To invest funds in any mutual fund whether or not sponsored or advised by Union Bank of California or any affiliate thereof, for which Union Bank of California or its affiliate renders services. Union Bank of California or its affiliates may be compensated for providing such services to such mutual fund, in addition to any Trustee's fees received pursuant to this Trust Agreement;

         (f) To invest and reinvest the Trust Assets, or any part thereof, in any one or more collective investment funds, including group trusts that consist exclusively of assets of exempt pension and profit sharing trusts and individual retirement accounts qualified and tax exempt under the Code, that are maintained by the Trustee or any affiliate thereof or any other bank or trust company. The documents establishing and amending any such collective investment funds are hereby incorporated herein and adopted into this Trust Agreement and the Plan by this reference. The combining of money and other assets of the Trust with money and other assets of other qualified trusts in such fund or funds is specifically authorized. Notwithstanding anything to the contrary in this Trust Agreement, the Trustee shall have full investment responsibility over assets of the Trust invested in its collective investment funds. The Trustee or its affiliates shall be entitled to receive compensation for providing administration, advisory or other services directly from the collective investment funds in addition to any Trustee's fees received pursuant to this Trust Agreement.

         If the Plan and Trust for any reason lose their tax exempt status, and the Trust assets have been commingled with assets of other employers' tax exempt trusts in the Trustee's collective investment funds, the Administrator shall immediately notify the Trustee of such plan disqualification or loss of tax exempt status and the Trustee shall liquidate, within 30 days of notice of such loss of tax exempt status, the Trust's units of the collective investment fund(s) and invest the proceeds in a money market fund pending investment or other instructions from the Administrator. The Trustee shall not be liable for any loss or gain or taxes, if any, resulting from said liquidation;

         (g) To borrow or raise money for the purposes of the Trust from any source (other than in a prohibited transaction as defined in sections 406 of ERISA or 4975 of the Code, unless an exemption applies); to pay interest; to execute promissory notes and to secure the repayment thereof by pledging all or any part of the Trust Fund;

         (h) Except as related to Sponsor Stock pursuant to Section 2.6, to take all of the following actions as directed by the fiduciary or other person with investment discretion over the Trust Assets: to vote upon or tender any stocks, bonds or other securities and to give general or special proxies or powers of attorney with or without power of substitution, except that Trustee shall vote all proxies for securities in Investment Options as directed by Administrator; to exercise any conversion privileges, subscription rights or other options of which Trustee receives actual notice, and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in Trust;

         (i) To accept investment directions acceptable to the Trustee, which shall be (i) in writing; (ii) immediately confirmed in writing if Trustee agrees to accept oral directions; (iii) by facsimile; (iv) confirmed by an eligible trade report if effected through the Institutional Delivery System (DTC ID or comparable system). All other instructions shall be in writing. The Trustee shall, as promptly as possible, comply with such directions, it being understood that Trustee shall in no event be required to transact directed trades on days which are not Business Days;

         (j) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

         (k) To pay or cause to be paid from the Trust any and all real or personal property taxes, income taxes or other taxes or assessments of any or all kinds levied or assessed upon or with respect to the Trust or Plan; and

         (l) To do all other acts necessary or desirable for the proper administration of the Trust Fund, as if the Trustee were the absolute owner thereof.

         3.2 Additional Powers. In addition to the other powers enumerated above, and whether or not the Administrator has retained investment authority or such authority has been delegated to the Member, former Member or an Investment Manager pursuant to Article II, the Trustee in any and all events is authorized and empowered:

         (a) To cause all or any part of the Trust to be held in the name of the Trustee (which in such instance need not disclose its fiduciary capacity) or, as permitted by applicable law, in the name of any nominee, and to acquire for the Trust any investment in bearer form. Trustee may combine certificates representing such investments with certificates of the same issuer that it holds in other fiduciary capacities; or it may deposit or arrange for the deposit of such securities in a qualified central depository even though such securities may then be merged and held in bulk in the name of the nominee of the depository along with other securities deposited by other persons. Additionally, Trustee may deposit or arrange for deposit of any securities issued by the United States government or one of its agencies or instrumentalities in such a depository or with a Federal Reserve Bank. However, the books and records of the Trust shall at all times show that all such investments are a part of the Trust and the Trustee shall hold evidences of title to all such investments;

         (b) To serve as custodian with respect to the Trust assets with the exception of Member Loan repayments, which may be held by the Plan's Loan Fiduciary from time to time pending delivery to the Trustee, provided Union Bank of California is the sole Trustee;

         (c) To employ such agents and counsel as may be reasonably necessary in managing and protecting the Trust assets and to pay them reasonable compensation from the Trust; and to employ any broker-dealer or similar agent, including a broker-dealer or similar agent affiliated with the Trustee, and pay to such broker-dealer or similar agent from the Trust reasonable commissions or reasonable compensation;

         (d) To settle, compromise or abandon all claims and demands in favor of or against the Trust; and to charge any premium on bonds purchased at par value to the Trust;

         (e) To abandon, compromise, contest, arbitrate or settle claims or demands; to prosecute, compromise and defend lawsuits, but without obligation to do so, all at the risk and expense of the Trust;

         (f) To tender its defense to the Sponsor in any legal proceeding where the interests of the Trustee and the Sponsor are not adverse. However, any legal counsel selected to defend the Trustee must be reasonably acceptable to the Trustee, and the Trustee may elect to choose counsel other than that selected by the Sponsor. The Sponsor may satisfy all or any part of its obligations under this section through insurance arrangements acceptable to the Trustee;

         (g) To exercise and perform any and all of the other powers and duties specified in this Trust Agreement or the Plan;

         (h) To permit, during the Trustee's normal business hours, such inspections of documents at the principal office of the Trustee as are required by applicable law, subpoena, or upon demand by United States agency;

         (i) To comply with all requirements imposed by ERISA, the Code or other applicable provisions of law;

         (j) To retain all or any portion of the Trust in cash temporarily awaiting investment or for the purpose of making benefit distributions or other payments, without liability for interest thereon, notwithstanding the Trustee's receipt of indirect compensation known as float from such uninvested cash or uncashed benefit checks;

         (k) To exercise all the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under applicable federal or state laws, as amended from time to time, it being intended that, except as herein otherwise provided, the powers conferred upon the Trustee herein shall not be construed as being in limitation of any authority conferred by applicable law, but shall be construed as in addition thereto;

         (l) To seek written instructions from the Administrator, Investment Manager, or other fiduciary on any matter and await their written instructions without incurring any liability therefor;

         (m) To impose a reasonable charge to cover the cost of furnishing to Members, former Members or Beneficiaries upon their written request documents as required under section 104(b)(4) of ERISA;

         (n) To pay from the Trust the expenses reasonably incurred in the administration of the Trust to the extent such expenses are not paid by the Sponsor;

         (o) To seek the advice of its counsel or the Sponsor's counsel, and Trustee shall be protected to the extent permitted by applicable law in acting upon advice of counsel; and

         (p) In addition to the powers listed herein, to do all other acts necessary or desirable for the proper administration of the Trust, as though the absolute owner thereof.

3.3. Administrator/Sponsor Directions. As directed by the Administrator or the Sponsor, the Trustee shall also be authorized and empowered:

         (a) To cause the benefits provided under the Plan to be paid directly to or for the persons entitled thereto under the Plan, and in the amounts and in the manner specified, and to charge such payments against the Trust;

         (b) To compensate such executive, consultant, actuarial, accounting, investment, appraisal, administrative, clerical, secretarial, custodial, depository and legal firms, personnel and other employees or assistants as are engaged by the Sponsor or Administrator exclusively in connection with the administration of the Plan and to pay from the Trust the necessary expenses of such firms, personnel and assistants, to the extent not paid by the Sponsor and not prohibited by applicable law;

         (c) To pay from the Trust to reimburse the Sponsor for the expenses reasonably incurred in the administration of the Trust paid by Sponsor unless prohibited by the Plan or by applicable law.

         (d) To maintain insurance for such purposes, in such amounts and with such companies as the Administrator shall elect, including insurance to cover liability or losses occurring by reason of the acts or omissions of fiduciaries (but only if such insurance permits recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary).

                                   ARTICLE IV

                                TRUSTEE'S DUTIES

4.1 Powers Subject to Duties. The Trustee shall exercise any of the foregoing powers from time to time as required by applicable law.

4.2 Records. The Trustee shall maintain or cause to be maintained suitable records, data and information relating to its functions hereunder. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other actions hereunder which shall be reflected as provided in Section 2.10. Its books and records relating thereto shall be open to inspection and audit at all reasonable times by the Employer, the Administrator or their duly authorized representatives.

4.3      Accounts. Periodically, as specified by the Employer and within sixty
(60) days after the close of each Plan Year and within sixty days after the resignation of the Trustee as provided in Article VII hereof, the Trustee shall render to the Employer, Investment Manager a written report setting forth the transactions effected by the Trustee during the period since it last furnished such a report and any gains or losses resulting from same, any payments or disbursements made by the Trustee during such period, the assets of the Trust Fund as of the last day of such period (at cost and at fair market value), and any other information about the Trust Fund that the Administrator may reasonably request. The Trustee will certify the accuracy of the report if such certification is required by any applicable federal or state law or regulation.

The Administrator, Employer, and Investment Manager (other than the Trustee acting in such capacity) shall have ninety (90) days after the their receipt of each such report within which to file with the Trustee written objections to such report.

4.4 Valuation of Special Assets. Notwithstanding anything herein to the contrary, the Trustee shall have no duty or responsibility to obtain valuations of any Trust assets whose value is not readily determinable on an established market. The Sponsor, Administrator, or Investment Manager shall have sole responsibility to supply periodic valuations of such assets to the Trustee in a timely manner. The Sponsor or the Trust as appropriate, shall bear sole responsibility for the cost of obtaining said valuations. The Trustee may conclusively rely on such valuations provided by the Sponsor, Investment Manager, or Administrator. If they fail to provide such values, the Trustee may take whatever action it deems reasonable, including employment of attorneys, appraisers or other professionals, the expense of which will be borne by the Trust.

4.5 Reports. The Trustee shall file such descriptions and reports and shall furnish such information and make such other publications, disclosures, registrations and other filings as are required of the Trustee by ERISA or other applicable law, except for filings in connection with Sponsor Stock, which shall be the sole responsibility of the Sponsor.

4.6 Directions to Trustee. The Trustee is authorized to act upon proper directions of the Employer, the Administrator, Investment Manager, any other fiduciary, Member, former Member, Beneficiary, Directing Party, and their Authorized Representatives, as applicable, including directions given by photostatic teletransmission using facsimile signature, or those instructions which are digitally recorded on the UBOC Voice Response Unit ("VRU") or internet website. The Trustee is also authorized to act on oral instructions in its discretion prior to receipt of written or photostatic teletransmission instructions. The Trustee is hereby authorized to record conversations and facsimile transmissions made in connection with the Trust.

The Trustee shall not be liable for losses attributable to any directions, lack of directions or exercise of control by a party with investment discretion over the Trust or any part thereof. Likewise, the Trustee shall have no duty or responsibility to review or make recommendations regarding investments made at the direction of any party with investment discretion over the Trust or any portion thereof.

4.7 Authorized Representative. The Sponsor or the Administrator shall inform the Trustee in writing of the appointment of any Authorized Representative to whom the Sponsor or the Administrator has given authorization to direct the Trustee with respect to the Trust, any change in tax status, or any other change in circumstances which could affect the Trustee's administration or management of the Trust.

The Trustee may rely on such designations and follow any instructions of such Authorized Representatives, whether oral, by facsimile or in writing as though they were Sponsor's, Administrator's, Investment Manager's, Member's or former Member's instructions, as applicable.

Any transactions initiated by the Trustee before receiving actual notice of any change with respect to (a) such Authorized Representative(s) or their authority,
(b) the termination of the Account, or (c) termination of the fiduciary status of the Sponsor or Administrator, shall be valid and binding on the Sponsor or their successors and assigns, and the Trust.

4.8 Wire Transfers. The Trustee shall follow the Employer's or Administrator's wire transfer instructions in compliance with the security procedures promulgated by the Trustee and agreed to by the Sponsor. The Trustee shall perform a telephonic verification to Employer or Employer's Authorized Representative or such other security procedure, as Trustee may require, prior to wiring funds or following facsimile directions. The Employer assumes all risk of delay of transfer if the Trustee is unable to reach the Employer or the Employer's Authorized Representative, or in the event of delay as a result of attempts to comply with any security procedure selected by the Employer.

                                    ARTICLE V

                          RESTRICTIONS ON DISTRIBUTION

5.1      Persons to Receive Payment.

         (a) The Trustee, upon the written direction of the Administrator or by any other method authorized by the Administrator and agreed to by the Trustee, shall make distributions from the Trust Fund to such persons, in such manner, in such amounts (but not exceeding the then value of the Trust Fund), and for such purposes as may be specified in the direction of the Administrator. The Trustee shall, except as otherwise provided below, pay all amounts payable hereunder only to, or for the benefit of, the person or persons designated under the Plan or deposit to the Member's, former Member's or Beneficiary's checking or savings account or Individual Retirement Account as directed by the Administrator and not to any other person or corporation, and only to the extent of assets held in the Trust for the benefit of the Member or former Member. The Administrator's instructions to the Trustee to make distributions or not to make distributions, and the amount thereof, shall be conclusive on all parties, including but not limited to Members, former Members and Beneficiaries.

         (b) In the event any controversy shall arise as to the person or persons to whom any distribution or payment is to be made by the Trustee, or as to any other matter arising in the administration of the Plan or Trust, the Trustee may retain the amount in controversy pending resolution of the controversy or the Trustee may file an action seeking declaratory relief and/or may interplead the Trust Assets or funds in issue, and name as necessary parties the Employer and/or any or all persons making conflicting demands.

         (c) Whether a distribution or payment check has been issued or not, the Trustee shall not be liable for the payment of any interest or income on any amount paid or withheld or interpleaded under subsection (b).

         (d) The expenses of the Trustee for taking any action under subsection (b) shall be charged by the Trustee to the Trust, unless paid by the Sponsor within thirty (30) days of the billing of such amount.

5.2      Assignment and Alienation Prohibited.

No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily, except as provided in Section
5.3. Notwithstanding the, foregoing, the Sponsor may agree to allow Members, former Members and Beneficiaries to borrow from the

Plan, and to secure their loans with their vested Account balances, to the extent provided under the Plan and this Trust Agreement.

5.3      Qualified Domestic Relations Orders.

The preceding Section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Member or former Member pursuant to a domestic relations order, unless such an order is determined by the Administrator to be a Qualified Domestic Relations Order, as defined in ERISA and in section 414 (p) of the Code. Any domestic relations order entered before January 1, 1985 will be treated as a Qualified Domestic Relations Order if payment of benefits has commenced as of such date, and may be treated as a Qualified Domestic Relations Order if payment of benefits had not commenced as of such date, even though the order does not satisfy the requirements of section 414(p). The Administrator shall direct the Trustee, in writing, as to the disposition of any domestic relations order and shall direct the Trustee as to any distributions necessary pursuant to any order determined by the Administrator to be a Qualified Domestic Relations Order.

                                   ARTICLE VI

                       RESIGNATION, REMOVAL AND SUCCESSION

6.1 Resignation or Removal of Trustee. The Trustee may resign at any time upon ninety (90) days' prior written notice to the Sponsor, which notice may be waived by the Sponsor. The Sponsor may remove the Trustee upon ninety (90) days' prior written notice to the Trustee, which notice may be waived by the Trustee. However, notwithstanding the foregoing or any other provision of the Plan or this Trust Agreement to the contrary, the Trustee shall have an unrestricted right of immediate resignation effective upon thirty (30) days' prior written notice to the Sponsor with respect to any portion of the Trust Assets consisting of Sponsor Stock.

6.2 Designation of Successor Trustee. Upon notice of Trustee's resignation or removal, Sponsor shall promptly designate a Successor Trustee who will accept transfer of the assets of the Trust. If no Successor Trustee is designated within ninety (90) days of notice of Trustee's resignation or removal or if a Successor Trustee designated by the Sponsor has not accepted its appointment, within ninety (90) days after the Trustee gives notice of its resignation or receives notice of removal, the Trustee may, at the expense of the Trust, apply to a court of competent jurisdiction to appoint a Successor Trustee. The references to ninety (90) days in this Section 6.2 shall be deemed to be references to thirty (30) days in the case of the Trustee's resignation pursuant to the third sentence of Section 6.1 with respect to any portion of the Trust consisting of Sponsor Stock. Until a Successor Trustee is appointed, the Trustee shall be entitled to be compensated for its services according to its published fee schedule then in effect for acting as Trustee in accordance with the Plan and Trust.

6.3 Successor's Powers. A Successor Trustee shall have the same powers and duties as those conferred upon the original Trustee hereunder. A resigning Trustee shall transfer the Trust Assets and shall deliver the books, accounts and records of the Trust to the Successor Trustee as soon as practicable. The resigning Trustee is authorized, however, to reserve such amount as may be necessary for the payment of its fees and expenses incurred prior to its resignation or removal, and the Trust Assets shall remain liable to reimburse the resigning or removed Trustee for any costs, expenses or attorneys' fees or losses incurred, whether before or after resignation or removal, due solely to Trustee's holding title to and administration of Trust Assets.

6.4 Successor's Duties. A Successor Trustee shall have no duty to audit or otherwise inquire into the acts and transactions of its predecessor.

                                   ARTICLE VII

                                    AMENDMENT

7.1 Power to Amend. The Trustee and the Sponsor shall have the right at any time and from time to time to modify or amend this Trust Agreement in whole or in part, upon written agreement by both parties.

7.2 Limitation on Amendment. No amendment shall be made at any time under which any part of the Trust may be diverted to purposes other than for the exclusive benefit of Members, former Members and their Beneficiaries or which shall decrease the percentage or amount of the vested interest of any Member or former Member.

7.3 Conformity with Law. Notwithstanding anything herein to the contrary, this Trust Agreement may be amended prospectively or retroactively at any time by the Sponsor and the Trustee if deemed necessary to conform to the provisions and requirements of ERISA or the Code or regulations promulgated pursuant thereto in order to maintain the tax-exempt status of this Trust thereunder, or to conform to the provisions and requirements of any law, regulation, order or ruling affecting the character or purpose of the Plan or Trust.

                                  ARTICLE VIII

                                   LIABILITIES

8.1      Declaration of Intent. In keeping with the public policy expressed in section 410(a) of ERISA, nothing in this Article purports to relieve a fiduciary from liability for any responsibility, obligation or duty under Part 4 of Title I of ERISA. However, to the full extent permitted in section 405 of ERISA and otherwise as not prohibited by applicable law, it is the intent of this Article to relieve each fiduciary from all liability for any acts or omissions of any other fiduciary or any other person and to declare the absence of liabilities of all persons referred to in this Article to the extent not imposed by applicable law or by provisions of this Trust Agreement. Each of the following Sections, in declaring such limitations, is set forth without limiting the generality of this Section but in each case shall be subject to the provisions, limitations and policies set forth in this Section. Additionally, to the full extent permitted in ERISA section 404(c), no fiduciary shall be liable for any investment selection, investment loss or by reason of any breach of fiduciary duty or breach of this Agreement which results from Member's, former Member's or Beneficiary's exercise of control over the assets of his or her Account.

8.2      General Limitations of Liability

         (a) A fiduciary shall not be liable with respect to a breach of fiduciary duty under Title I of ERISA if such breach was committed before he, she or it became a fiduciary or after he, she or it ceased to be a fiduciary.

         (b) No fiduciary shall be liable for any act or omission of any other person to whom fiduciary responsibilities (other than Trustee responsibilities) are allocated by the Trust Agreement or by a named fiduciary, except as provided in section 405(c) of ERISA.

8.3      Liability of the Trustee.

         (a) The Trustee is not a party to the Plan and shall have no powers, duties or responsibilities with regard to the administration of the Plan or to determine the rights or benefits of any person having or claiming an interest under the Plan or in the Trust or under this Trust Agreement or to control any disposition of the Trust or part thereof which is directed by the Administrator.

         (b) The Trustee shall have no liability for the adequacy or timeliness of contributions for the purposes of the Plan or for enforcement of the payment thereof.

         (c) The Trustee shall have no liability for the acts or omissions of the Employer, the Administrator, a Member, former Member or Beneficiary, or any Investment Manager (other than the Trustee acting in such capacity) or Authorized Representative.

         (d) The Trustee shall have no liability for following proper directions of any party given authority to direct the Trustee pursuant to the Trust Agreement or designated as an Authorized Representative.

         (e) During such period or periods of time, if any, as a Directing Party is directing the investment and management of Trust Assets, the Trustee shall have no obligation to determine the existence of any conversion, redemption, exchange, subscription or other right relating to securities purchased on the directions of a Directing Party, if notice of any such right was given prior to the purchase of such securities. If such notice is received by the Trustee after the purchase of such securities, the Trustee shall notify the Directing Party. The Trustee shall have no obligation to exercise any such right unless it is informed of the existence of the right and is instructed to exercise such right, in writing, by the Directing Party within a reasonable time prior to the expiration of such right.

         (f) If a Directing Party directs the Trustee to purchase securities issued by any foreign government or agency thereof, or by any corporation domiciled outside of the United States, it shall be the responsibility of such Directing Party to advise the Trustee in writing with respect to any laws or regulations of any foreign countries or any United States territories or possessions which shall apply, in any manner whatsoever, to such securities, including, but not limited to, receipt of dividends or interest or reclamation of foreign taxes by the Trustee for such securities. If the Trustee is directed not to reclaim foreign taxes, the Trustee shall have no responsibility to reclaim any such taxes. Any expenses, costs or extraordinary fees incurred by the Trustee for the reclamation of foreign taxes shall be charged to the Trust.

8.4      Indemnification.

         (a) The Trustee shall not be liable for, and the Sponsor agrees to indemnify and hold harmless the Trustee, its officers, directors, employees and agents from and against any loss, liability, claims, demands, damages and expenses (including reasonable attorneys' fees and other costs incurred by the Trustee to third parties), any claims of breach of fiduciary duty brought by any person or entity, lawsuits, disputes of any kind, and any taxes or penalties incurred by the Trustee, which may arise from (i) any acts taken in good faith in accordance with directions (or any action omitted in good faith in the absence of such directions) from the Administrator, Sponsor, Investment Manager (other than the Trustee acting in such capacity), Authorized Representative, Member, former Member, Beneficiary, Loan Fiduciary or any other person designated to act on their behalf which the Trustee reasonably believes to have been given by them; (ii) the negligence or willful misconduct of the Administrator, Sponsor, Investment Manager (other than the Trustee acting in such capacity), Member, former Member, Beneficiary, Authorized Representative, Loan Fiduciary or any other person designated to act on their behalf, or (iii) any act or omission by the Sponsor, Administrator, Investment Manager (other than the Trustee acting in such capacity), Member, former Member, Beneficiary, Authorized Representative, Loan Fiduciary (other than the Trustee acting in such capacity) or any other person designated to act on their behalf and which results in loss to the Trust, except in the event of the Trustee's negligence, willful misconduct or material breach of this Agreement which directly relates to and causes the loss to the Trust.

         (b) The Sponsor may satisfy all or any part of its obligations hereunder through insurance arrangements acceptable to the Trustee.

         (c) The indemnifications and releases provided herein shall survive termination of this Trust Agreement, and shall apply to the parties' successors and assigns.

                                   ARTICLE IX

                            DURATION AND TERMINATION

9.1 Irrevocability. This Trust is hereby declared to be irrevocable, except with respect to Section 9.2 below. It is intended that this Trust shall be tax-exempt and that the Plan and Trust shall qualify under sections 401(a) and 501(a) of the Code.

9.2 Termination. This Trust Agreement and the Trust may be terminated at any time by the Sponsor. Upon such termination, the Trust assets shall be distributed by the Trustee as and when directed by the Administrator in accordance with the provisions of this Trust Agreement; provided, however, that the Trustee shall not be required to make any distribution prior to receipt of a determination letter from the Internal Revenue Service that the termination does not adversely affect the tax-exempt status of the Plan and Trust. In the event the Administrator requests distribution of the Trust assets without receipt of a favorable determination letter on Plan termination, the Sponsor shall indemnify and hold the Trustee harmless against all claims, liability, costs and fees, including but not limited to any attorneys' fees and costs, any taxes or penalties, and any claims of breach of fiduciary duty brought by any person or entity relating to or resulting from such distribution. From the date of termination of the Plan and until the final distribution of the Trust, the Trustee shall continue to have all powers provided under this Trust that are necessary or desirable for the orderly liquidation and distribution of the Trust. In no instance, upon any termination and subsequent distribution, shall the Trust or any part of it be used for, or diverted to, purposes other than for the exclusive benefit of Members, former Members, and their Beneficiaries, and for defraying the administrative expenses of the Plan and Trust until all Plan liabilities have been satisfied.

9.3 Duration. This Trust shall continue in full force and effect for the maximum period of time permitted by applicable law, unless this Trust is sooner terminated in accordance with the Plan, the Code and ERISA.

                                    ARTICLE X

                                  MISCELLANEOUS

10.1 Emergencies and Other Delegations. In reference to situations involving emergencies and the delegation of duties:

         (a) In case of an emergency, the Trustee may, but shall not be required to, act in the absence of directions from any person having the power to direct the Trustee with respect to the matter involved and shall incur no liability in so acting or not acting, except as to the Trustee's gross negligence or willful misconduct. Such actions shall be conclusive on the Administrator, the Member, the former Member and the Sponsor if written notice of the proposed action is given prior to the action being taken, and the Trustee receives no immediate response. Notwithstanding the foregoing, the Trustee shall not be liable for failure to take any action in connection with Trust assets if no direction is received.

         (b) Notwithstanding any other provision in this Trust Agreement, the Employer shall have the right, but not the obligation, to liquidate Trust assets of a Member's or former Member's Account for purposes of payment of distributions, or expenses and fees.

10.2     Expenses and Taxes.

         (a) The Trust, or at the Sponsor's option, the Sponsor, shall quarterly pay the Trustee its reasonable expenses in administering the Trust and reasonable compensation for its services as Trustee at a rate to be agreed upon by the parties to this Trust Agreement, based upon Trustee's published fee schedule. However, the Trustee reserves the right to alter this rate of compensation at any time by providing the Sponsor with notice of such change at least one-hundred twenty (120) days prior to its effective date. Reasonable compensation shall include compensation for any extraordinary services or computations required.

         (b) Reasonable counsel fees, reasonable costs, expenses and charges of the Trustee incurred or made in the performance of its duties, including but not limited to expenses relating to investment of the Trust such as broker's commissions, stamp taxes, and similar items and all taxes of any and all kinds that may be levied or assessed under existing or future laws upon or in respect to the Trust or the income thereof shall constitute a charge upon the Trust except to the extent that the Sponsor elects to pay such fees, costs and expenses directly.

10.3 Parties to Proceedings. In any judicial, mediation, arbitration or administrative proceedings, only the affected Employer and the Trustee shall be necessary parties and no Member. Former Member or other person having or claiming any interest in the Trust shall be entitled to any notice or service of process (except as required by applicable law). Any judgment, decision or award entered in any such proceeding or action shall be conclusive upon all interested persons.

10.4 Adoption by Affiliated Employer. Any employer affiliated with Employer ("Affiliated Employer") may adopt the Employer's Plan with the approval of both the Administrator and the Employer, and the Affiliated Employer shall concurrently become a party to this Trust Agreement by giving written notice of its adoption of the Plan and this Trust Agreement to the Trustee. Upon such written notice, the Affiliated Employer shall be deemed a signatory to this Trust Agreement.

10.5 Participation by Affiliates. The Sponsor is solely responsible for supervising the process by which such Affiliated Employer participates in the Plan and for ensuring the qualified status of the Plan and the tax-exempt status of the Trust are not thereby adversely affected. The Administrator shall keep records showing the assets attributable to each such Affiliated Employer contributing to the Trust and the Trustee shall account separately within the Trust for the assets attributable to each Affiliated Employer.

10.6 Withdrawal of an Affiliated Employer. In the event that an Affiliated Employer elects, with the consent of the Sponsor, to withdraw from participation in the Plan and so notifies the Trustee, the Trustee shall upon receipt of (a) a certification by the Administrator setting forth the Trust assets allocable to such withdrawal and (b) certified copies of the resolution of the Board of Directors of the Employer approving the withdrawal or termination and approving the instructions of the Administrator with regard to the segregation of the assets of the Trust, segregate such assets and, on receipt of written directions from the Administrator, make disposition thereof in accordance with Section 9.2 hereof or hold such segregated assets in a separate trust governed by the same provisions as this Trust Agreement.

10.7 Multiple Plans. With the consent of the Trustee, the Sponsor may direct that the assets of two or more qualified plans maintained by the Sponsor and Affiliated Employers be maintained as one Trust and their assets be commingled.

10.8 Successor Employer. If any successor to an Employer continues the Plan adopted by the Employer, such successor shall concurrently become a successor first party to this Trust Agreement. The Successor Employer shall immediately provide the Trustee with any required documentation if Authorized
Representatives have changed.

10.9 Locating Members and Beneficiaries. The Sponsor and Administrator will be responsible for locating Members, former Members and Beneficiaries to facilitate benefit payments and for compliance with reporting and disclosure requirements.

10.10    Use of Trust Funds.

         (a) Notwithstanding anything to the contrary contained in this Trust Agreement, or in any amendment thereto, it shall be impossible, except as otherwise provided under ERISA, at any time prior to the satisfaction of all liabilities with respect to the Members, former Members and Beneficiaries of the Plan, for any part of the Trust Fund, other than such part as is required to pay taxes and expenses of administration of the Plan and the Trust (including the payment of Trustee's fees), to be used for, or diverted to, purposes other than for the exclusive benefit of the Members, former Members and Beneficiaries.

         (b) The Employer shall have no beneficial interest in the assets of the Trust, and no part of the Trust shall ever revert to or be repaid to the Employer, directly or indirectly, except that upon written request, the Employer shall have a right to recover:

              (1) an Employer's contribution or payment made by a mistake of fact or law (within the meaning of section 403 of ERISA), this Section shall not prohibit the return of such contribution to the Employer (to the extent of such mistake of fact or law) within one year after the payment of such contribution to the Trust;

              (2) an Employer's contribution or payment is conditioned upon the deductibility of such amount under section 404 of the Code, then, to the extent the deduction is disallowed, this Section shall not prohibit the return of such contribution to the Employer within one year after such determination of disallowance of the deduction; and

              (3) any residual assets due to a section 415 excess contribution upon termination of the Plan if all liabilities of the Plan to Members, former Members and their Beneficiaries have been satisfied and the reversion does not contravene any provision of law.

10.11. Location of Trust Assets. Except as authorized by the Secretary of Labor by regulation, the indicia of ownership of any assets of the Trust and Plan shall not be maintained outside the jurisdiction of the District Courts of the United States.

10.12 Partial Invalidity. If any provision of this Trust Agreement is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Trust Agreement, unless such illegality or invalidity prevents accomplishment of the objectives and purposes of this Trust Agreement and the Plan. In the event of any such holding, the parties will immediately attempt to negotiate acceptable amendments to this Trust Agreement as necessary to remedy any such defect.

10.13 Counterparts. This Trust Agreement may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one instrument which may be sufficiently evidenced by any one counterpart.

10.14 Successors and Assigns. This Trust Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

10.15 Relation to the Plan. This Trust Agreement and the Plan are both part of and constitute a single integrated employee benefit plan and trust and shall be construed together. In the event of any conflict between the provisions of the Plan and this Trust Agreement, the provisions of this Trust Agreement shall control with respect to all rights, duties, responsibilities, obligations, powers and authorities of the Trustee, and the Trustee shall have no duty to inquire into, nor shall it have any obligation or liability with respect to, the provisions of the Plan.

10.16 Construction and Jurisdiction. This Trust Agreement shall be construed, administered and enforced according to ERISA and the Code and where state law is applicable, under California laws, fairly and equitably, and in accordance with the purposes of the Plan. Jurisdiction for any dispute hereunder shall be in the state of California.

10.17 Alternate Dispute Resolution. If a dispute arises out of or relates to this Agreement, or the performance or breach thereof, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association. Thereafter, any remaining unresolved controversy or claim arising out of or relating to this Agreement, or the performance or breach thereof, shall be decided by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The sole arbitrator shall be a retired or former Judge or other qualified panelist associated with the American Arbitration Association. Judgment upon any award rendered by the arbitrator shall be final and may be entered in any court having jurisdiction and the parties waive their right to jury trial. Each party shall bear its own costs, attorneys' fees and its share of arbitration fees. The Alternate Dispute Resolution provisions in this Agreement do not constitute a waiver of the parties' rights to a judicial forum in instances where arbitration would be void under applicable law, and do not preclude the Trustee from exercising its rights to interplead the funds of the Trust at the cost of the Trust.

            * * * * * * * * Signature Page Follows * * * * * * * * *

                                 Signature Page

The parties have signed this Trust Agreement on the dates indicated below.

SPONSOR:

THE MEN'S WEARHOUSE, INC.

By:   /s/DIANA M. WILSON
      -----------------------------------
Name: Diana M. Wilson
Its:  Vice President, PAO                            Date: 2/13/2004

TRUSTEE:

UNION BANK OF CALIFORNIA, N.A.

By:   /s/ JUAN MOLINA
      ----------------------------------
Name: Juan Molina
Its:  Vice President & Adm. Mgr.                     Date: 2/17/2004

By:   /s/ SHULAMITH PHILOSOPH
      ----------------------------------
Name: Shulamith Philosoph
Its:  V.P., Compliance                               Date: 2/17/2004